UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

SOLERA NATIONAL BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

MICHAEL D. QUAGLIANO
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION DATED APRIL 18, 2014

MICHAEL D. QUAGLIANO

PROXY STATEMENT

2014 ANNUAL MEETING OF STOCKHOLDERS
OF
SOLERA NATIONAL BANCORP, INC.

This proxy statement (“Proxy Statement”) and accompanying BLUE proxy form are being furnished to stockholders of Solera National Bancorp, Inc., a Delaware corporation (the “Company”), by Michael D. Quagliano (for convenience throughout this Proxy Statement we sometimes refer to Mr. Quagliano as “Quagliano,” “we,” “our” or “us”) for use in the solicitation of proxies from you, the holders (the “Stockholders”) of common stock, par value $0.01 per share, of the Company (the “Common Stock”), in connection with the 2014 Annual Meeting of Stockholders, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof (the “2014 Annual Meeting”). The 2014 Annual Meeting is scheduled to be held at Pinehurst Country Club, 6255 West Quincy Avenue, Denver, Colorado 80235, on Thursday, May 22, 2014, at 10:00 a.m., local time.

THIS SOLICITATION IS BEING MADE BY QUAGLIANO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”).

This Proxy Statement is dated [                ], 2014 and this Proxy Statement and the accompanying BLUE proxy form are first being sent or given to holders of Common Stock on or about [                        ], 2014.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 22, 2014:
The proxy materials are available at [          ].

We intend to vote all solicited proxies at the 2014 Annual Meeting in order to take the following actions:

1.                                      vote “FOR” the proposal to approve an amendment to the Company’s Amended and Restated By-Laws of the Company (the “By-Laws”) to reduce the number of directors serving on the Board to five;

2.                                      vote “FOR” the election of Lars Johnson, Jackson Lounsberry, Michael D. Quagliano, Carlyle F. Griffin, Drew Quagliano and Melissa Allen (each, a “Nominee” and, collectively, the “Nominees”) to serve as directors on the Board until the 2015 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

3.                                      vote “FOR” the Company’s proposal to ratify the selection by the Audit Committee of the Board (the “Audit Committee”) of the firm of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

4.                                      transact such other business as may properly come before the 2014 Annual Meeting.

WE URGE YOU TO VOTE THE BLUE PROXY FORM “FOR” THE PROPOSAL TO AMEND THE BYLAWS AND “FOR” LARS JOHNSON, JACKSON LOUNSBERRY, MICHAEL D. QUAGLIANO, CARLYLE F. GRIFFIN, DREW QUAGLIANO AND MELISSA ALLEN AS DIRECTORS.

The principal executive offices of the Company are located at 319 S. Sheridan Blvd. Lakewood, Colorado 80226. The Company has set the close of business on March 31, 2014 as the record date (the “Record Date”) for determining the Stockholders entitled to vote at the 2014 Annual Meeting.

According to the Company’s Proxy Statement, as of March 31, 2014, there were 2,679,162 shares of Common Stock of the Company issued and outstanding and expected to be entitled to vote on all matters presented at the 2014 Annual Meeting. As of the date hereof, Quagliano is the direct record owner and beneficial owner of 623,970 shares of Common Stock, which represents approximately 23.29% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on March 31, 2014).

We intend to vote all of the Common Stock that we beneficially own at the 2014 Annual Meeting “FOR” the proposal to approve an amendment to the Company’s By-Laws to reduce the number of directors serving on the Board to five, “FOR” the election of our Nominees, “FOR” the Company’s proposal to ratify the selection by the Audit Committee of the firm of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 and in our discretion with respect to such other business as may properly come before the 2014 Annual Meeting.

We are soliciting your vote because we believe that our Nominees would contribute significant value to the Board. After extensive study and analysis, we are convinced that tremendous value is trapped inside the Company as a result of poor oversight by a board of directors lacking both the experience and independence to set a clear, shareholder-focused, value-creating strategy. As a result, we have identified and are submitting for election at the Company’s 2014 Annual Meeting a slate of qualified nominees to join the Board. The Nominees each bring expertise and experience and were selected specifically for what we believe to be their ability to foster the boardroom dynamics that are required to unlock the Company’s potential. We believe that unlocking this trapped value could produce a substantial increase in share price, resulting in considerable upside and significant enterprise value creation.

We believe our Nominees would, consistent with the best interests of the Company, advocate for a thorough exploration of all pathways to deliver value to the Stockholders and will bring fresh perspectives and insights to this essential review process. We would expect these pathways to include, but not be limited to, conducting a detailed review of the Company’s infrastructure to ensure it is operating at maximum efficiency; conducting a strategic evaluation of the residential mortgage lending business to ensure it can deliver above average returns in all economic and interest rate environments; ensuring the board has capable management to execute the board’s

i

strategic direction; and enhancing business development efforts by the board of directors. We urge the Stockholders to support us in this effort by voting “FOR” our Nominees.

This proxy solicitation is being made by Quagliano and not on behalf of the Board or the Company’s management.

WHETHER OR NOT YOU INTEND TO ATTEND THE 2014 ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE COMPANY BY AUTHORIZING A PROXY TO VOTE AS INDICATED ABOVE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED BLUE PROXY FORM TODAY.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

IMPORTANT VOTING INFORMATION

If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed BLUE proxy form in the postage-paid envelope provided to you by us or follow the instructions located on the BLUE proxy form to vote by telephone or Internet.

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a BLUE proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed BLUE proxy form provided to you by us. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed BLUE proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to us, care of Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

PLEASE DO NOT RETURN ANY WHITE PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2014 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A WHITE PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2014 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED BLUE PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE BLUE PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Only the Stockholders of record on the Record Date are entitled to vote at the 2014 Annual Meeting.

Advantage Proxy is assisting Quagliano with our effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

Advantage Proxy
P.O. Box 13581, Des Moines, WA 98198
(206) 870-8565
Stockholders Call Toll-Free at: (877) 870-8565
E-mail: ksmith@advantageproxy.com

It is important that your shares of Common Stock be represented and voted at the 2014 Annual Meeting. Accordingly, regardless of whether you plan to attend the 2014 Annual Meeting in person, please complete, date and sign the BLUE proxy form that has been provided to you by us (and NOT the WHITE proxy card that has been provided to you by the Company or any other proxy card or form that has been provided to you) and vote “FOR” the proposal to approve an amendment to the Company’s By-Laws to reduce the number of directors serving on the Board to five, “FOR” the election of our Nominees and “FOR” the Company’s proposal to ratify the selection by the Audit Committee of the firm of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. To ensure that your vote is counted, please remember to submit your vote so that it is received by us by 11:59 p.m. Eastern Time on May 21, 2014, the day prior to the Annual Meeting.

[Remainder of page intentionally left blank]

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this Proxy Statement and the material accompanying this Proxy Statement.

[Remainder of page intentionally left blank]

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a Stockholder, as well as the answers to those questions. The following is not a substitute for the information contained in this Proxy Statement, and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. We urge you to read this Proxy Statement carefully and in its entirety.

Who is making this solicitation?

The solicitation for election of the Nominees and the other proposals described in this Proxy Statement at the 2014 Annual Meeting is being made by Michael D. Quagliano. For information regarding Quagliano, please see Annex A attached to this Proxy Statement.

Mr. Robert J. Fenton, a stockholder of the Company and the Company’s former Chief Financial Officer (“Fenton”), may assist Quagliano with the solicitation of proxies as described in this Proxy statement, and may be considered a “participant” under the Exchange Act.  Each Nominee may also be considered a “participant” in the solicitation.  For information regarding the participants in this solicitation, please see Annex A attached to this Proxy Statement.

What are we asking you to vote for?

We are asking you to vote on the following actions on the BLUE proxy form at the 2014 Annual Meeting:

1.                                      vote “FOR” the proposal to approve an amendment to the Amended and Restated By-Laws of the Company (the “By-Laws”) to reduce the number of directors serving on the Board to five;

2.                                      vote “FOR” the election of Lars Johnson, Jackson Lounsberry, Michael D. Quagliano, Carlyle F. Griffin, Drew Quagliano and Melissa Allen (each, a “Nominee” and, collectively, the “Nominees”) to serve as directors on the Board until the 2015 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified; and

3.                                      vote “FOR” the Company’s proposal to ratify the selection by the Audit Committee of the firm of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Please see the sections entitled “Proposal 1: Proposal to Amend the Company’s By-Laws to Reduce the Number of Directors Serving on the Board to Five,” “Proposal 2: Election of Directors,” and “Proposal 3: Proposal to ratify the selection by the Audit Committee of the firm of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014,” for a more complete description of each of these proposals.

Why are we soliciting your vote?

After extensive study and analysis, we are convinced that value is trapped inside the Company as a result of poor oversight by a board of directors lacking both the experience and independence to set a clear, shareholder-focused, value-creating strategy. As a result, we have identified and are submitting for election at the Company’s 2014 Annual Meeting a slate of qualified nominees to join the Board. The Nominees each bring expertise and experience and were selected specifically for what we believe to be their ability to foster the boardroom dynamics that are required to unlock the Company’s potential. We urge the Stockholders to support us in this effort by voting “FOR” our Nominees.

Who are the Nominees?

We are proposing that Lars Johnson, Jackson Lounsberry, Michael D. Quagliano, Carlyle F. Griffin, Drew Quagliano and Melissa Allen be elected as directors of the Company to serve on the Board until the 2015 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Set forth below are the names, ages, business addresses and business experience for the past five years and certain other information for Messrs. Johnson, Lounsberry, Quagliano and Griffin and for Mses. Quagliano and Allen, the individuals nominated by Quagliano as the Nominees to stand for election at the 2014 Annual Meeting. This information has been furnished to Quagliano by the Nominees. In addition, the table below sets forth a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the Nominee should serve as a director for the Company as of the date hereof, in light of the Company’s business and structure.

Nominees

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Lars Johnson (38)	405 Broadway Eagle, CO 81631

Mr. Johnson is and has been since July 2011, the Managing Member of Lars Johnson & Associates, LLC, a law firm, where he practices as an attorney specializing in the representation of bankruptcy trustees.  In his practice, Mr. Johnson investigates and liquidates non-exempt property and distressed assets, files fraudulent conveyance, preference and recovery actions, and generally assists trustees in the administration of bankruptcy estates.  From August 2010 until July 2011, Mr. Johnson served as a realty specialist at the U.S. Department of Agriculture, where he was responsible for acquiring, managing and disposing of real property on behalf of the federal government.  From July 2007 to August 2010, Mr. Johnson practiced as a self-employed attorney and consultant, representing commercial landlords in the negotiation of commercial loans and leases and consulting on the operation of large commercial retail operations.  Mr. Johnson has also worked as an attorney at Faegre & Benson, LLP in the Banking and Bankruptcy Group.  Mr. Johnson is a 2001 graduate of Harvard Law School, a licensed attorney in Colorado and has held a license as a FINRA Series 7 Registered Representative since January 2014 and has been a registered representative at TradingBlock since such time.  Mr. Johnson and his family currently reside in Eagle, Colorado.  Mr. Quagliano believes that the attributes, skills and qualifications that Mr. Johnson has obtained through his experience as an attorney will provide the Board and the Company with valuable knowledge and experience.

Nominees

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Jackson Lounsberry (45)	601 S. Main Street #205 Grapevine, TX 76051 405 Broadway Eagle, CO 81631

Since September 2013, Mr. Lounsberry has been a co-owner and Managing Member of SIA-Summit Investment Advisors and SIA Capital Management.   SIA-Summit Investment Advisors and SIA Capital Management are the general partners of the SIA Capital Options Fund I, a hedge fund that was founded in March of 2010.  In 2006, Mr.Lounsberry founded Eagle Valley Investments, a boutique wealth management firm based in the Vail Valley of Colorado, which he left in September 2013 to join Summit Investment Advisors. Although not currently associated with a securities broker-dealer, Mr. Lounsberry has held a Series 7 securities license since 1997, beginning as a Trust & Investment Officer with Bank Iowa. During his ten years at BankIowa, Mr. Lounsberry developed a $65 million book of business and served on various Executive Planning Committees.  Mr. Lounsberry is a 1994 graduate of Northwestern University where he was a varsity basketball letterman. He and his family currently reside in Eagle, Colorado.  Quagliano believes that the attributes, skills and qualifications that Mr. Lounsberry has obtained through his experience in the securities and banking industry will provide the Board and the Company with valuable knowledge and experience.

Nominees

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Michael D. Quagliano (51)	3520 Broadway Qunicy, IL 62301 3430 Dodge St., Unit 6, Dubuque, IA 52003 (for QHQ Partnership)

Since 1982, Mr. Quagliano has owned and operated various businesses and investments, including restaurant franchises and real estate investments.  Such businesses are conducted under various names, including Best Buy of Hiram, Inc., Best Buy of Cedar Rapids, Inc., BBQ Too, Inc., Serendipitous, Inc., Rainmaker Management, Inc., Wenco of Carbondale, Inc., Wenco of Palmyra, Inc., Wenco of Hannibal, Inc., Win Mgmmt, Inc., A Shapiro, LLC, QHQ Partnership and Mr. Quagliano’s own name.  Mr. Quagliano has been involved with the Company since its inception and has engaged in discussions with and has responded to inquiries from various persons, including, without limitation, the Company’s Board of Directors, management, other shareholders of the Company and other relevant parties concerning matters with respect to the Company and Mr. Quagliano’s investment in the Company, including, without limitation, the business, operations, governance, management, strategy and future plans of the Company.  Mr. Quagliano has made various recommendations to the Company’s Board and management to improve the performance of the Company, including, without limitation, (i) reducing or eliminating certain real estate leases, (ii) considering appropriate staff reductions and (iii) decreasing executive compensation.  Mr. Quagliano served on the Board of Directors from December 5, 2008 to May 21, 2009.  He believes that his commercial experience and knowledge of and history with the Company, as well as his financial stake in the Company as its largest stockholder, provide a unique perspective on the Company, including its operations, intended markets and historical strategies and the results thereof.

Nominees

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Carlyle F. Griffin (69)	none

Mr. Griffin has thirty years of marketing and management experience in complex situations and ten additional years’ experience consulting with various customers implementing management computer systems.  Mr. Griffin has served on Boards of smaller for-profit and non-profit organizations and has experience in financial planning, executive transition and management training.  Mr. Griffin worked at IBM in various roles including as a marketing manager, marketing representative, regional support manager and financial marketing consultant until his retirement from IBM in 2000.  From 2000 until his retirement in 2007, he provided marketing consulting services to various entities.  Quagliano believes that the attributes, skills and qualifications that Mr. Griffin has obtained through his marketing and management experience will provide the Board and the Company with valuable knowledge and experience.

Nominees

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Drew Quagliano (21)	none

Ms. Quagliano is a student at the University of Colorado Boulder, where she takes classes in the Leeds School of Business.  Ms. Quagliano has horse sales experience and has interned at a public relations firm in New York and has experience reviewing financial statements.  Ms. Quagliano is the daughter of Michael D. Quagliano.  Mr. Quagliano believes that Ms. Quagliano will bring the perspective of the next generation to the Board which will be valuable in promoting the Company to younger customers and fulfilling their needs.

Nominees

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Melissa Allen (28)	3352 Olde Hampton Dr. Wellington, FL 33414

Ms. Allen has served as the manager of Rosiano Farm, a horse farm, in Wellington, Florida and Lexington, Kentucky since 2009.  At Rosiano Farm, she has managed logistics and care of top level show jumping horses on a national level.  Ms. Allen has experience with trend forecasting.  She also had three months of basic-training in the Israeli Defense Force.  Ms. Allen is the fiancée of Mr. Quagliano.  Mr. Quagliano believes that Ms. Allen will bring the perspective of younger business managers to the Board which will be valuable in promoting the Company to customers and fulfilling their needs.

The Board currently consists of 13 directors.  According to the Company’s Proxy Statement, the Board intends to nominate 11 candidates for election as directors at the 2014 Annual Meeting and reduce the size of the Board to 11 directors. This Proxy Statement is soliciting proxies to elect Messrs. Johnson, Lounsberry, Quagliano and Griffin and Mses. Quagliano and Allen to serve as directors on the Board.

The Nominees, if elected, will constitute a majority of the directors and will alone be able to adopt resolutions or otherwise cause the Board to act.  In the event that Proposal No. 1 to reduce the size of the Board to five members is adopted by the Shareholders, the five Nominees receiving the most “FOR” votes will be the five Nominees to fill the open positions on the Board of Directors, provided that none of the other Nominees withdraws or resigns.  In the event that Proposal No. 1 to reduce the size of the Board to five members is not adopted by the Shareholders, Quagliano’s proposed slate of nominees will be a “short slate,” but the Nominees, if elected, would still constitute a majority of an 11 person board.  Quagliano will vote proxies granted to him pursuant to this proxy solicitation only in favor of his six Nominees, regardless of the size of the board or the ability for any one or more of the Nominees to sit for election to the Board.  Quagliano will only be able to vote proxies for his Nominees, and in the event that any Nominee is not eligible to sit for election, Quagliano will not be able to vote for any other person in place of such Nominee.

Based on the information furnished by the Nominees, Quagliano believes each of the Nominees is independent within the meaning of Rule 5605(a)(2) of the Nasdaq listing standards and Quagliano has no knowledge of any facts that would prevent the determination that each of the Nominees is independent under such standards. (The Company has elected to use the definition of “independence” that is contained in Rule 5605(a)(2) of the Nasdaq listing standards.)

Who can vote at the 2014 Annual Meeting?

According to the Company’s Proxy Statement, holders of record of Common Stock at the close of business on March 31, 2014 will be entitled to vote at the 2014 Annual Meeting. Each share of Common Stock will be entitled to one vote. On March 31, 2014 (the record date for the 2014 Annual Meeting), according to the Company’s Proxy Statement, there were 2,679,162 shares of Common Stock outstanding and no other voting securities of the Company outstanding.

How do proxies work?

Quagliano is asking you to appoint Michael D. Quagliano as your proxy holder to vote your shares of Common Stock at the 2014 Annual Meeting. You make this appointment by voting the enclosed BLUE proxy form or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holders to vote your shares at the 2014 Annual Meeting, according to the directions you provide. You may vote for all, some or none of our director candidates. Whether or not you are able to attend the 2014 Annual Meeting, you are urged to complete the enclosed BLUE proxy form and return it in the enclosed self-addressed, prepaid envelope or follow the instructions located on the BLUE proxy form to vote by telephone or Internet. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK WILL BE VOTED (I) “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY’S BY-LAWS TO REDUCE THE NUMBER OF DIRECTORS SERVING ON THE BOARD TO FIVE; (II) “FOR” LARS JOHNSON FOR DIRECTOR; (III) “FOR” JACKSON LOUNSBERRY FOR DIRECTOR; (IV) “FOR” MICHAEL D. QUAGLIANO FOR DIRECTOR; (V) “FOR” CARLYLE F. GRIFFIN FOR DIRECTOR; (VI) “FOR” DREW QUAGLIANO FOR DIRECTOR; (VII) “FOR” MELISSA ALLEN FOR DIRECTOR; (VII) “FOR” THE COMPANY’S PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF THE FIRM OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014; AND (IX) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE 2014 ANNUAL MEETING.

We do not know of any other matters to be presented for approval by the Stockholders at the 2014 Annual Meeting. Unless you indicate otherwise on the BLUE proxy form or through the telephone or Internet voting procedures, you also authorize your proxy holders to vote your shares of Common Stock in their discretion on any matters not known by Quagliano at the time this Proxy Statement was printed and that, under the Company’s By-Laws, may be properly presented for action by the Stockholders at the 2014 Annual Meeting.

What do I need to attend the 2014 Annual Meeting?

The 2014 Annual Meeting will be held at Pinehurst Country Club, 6255 West Quincy Avenue, Denver, Colorado 80235, on Thursday, May 22, 2014, at 10:00 a.m., local time. You should be prepared to present valid government-issued photo identification, such as a driver’s license or passport, for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the 2014 Annual Meeting. If you are a beneficial owner, you must provide proof of beneficial ownership on the Record Date, such as your account statement showing that you owned your stock as of March 31, 2014, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification and comply with the other procedures outlined above, you will not be admitted to the 2014 Annual Meeting. You do not need to attend the 2014 Annual Meeting to vote. Even if you plan to attend the 2014 Annual Meeting, please submit your vote in advance as instructed in this Proxy Statement.

What is the quorum requirement for the 2014 Annual Meeting?

The holders of a majority of the stock issued and outstanding and entitled to vote at the 2014 Annual Meeting, present in person or represented by proxy, shall constitute a quorum at the 2014 Annual Meeting.

What is the effect of an “ABSTAIN” vote?

Abstentions are considered to be present and entitled to vote with respect to each relevant proposal, but will not be considered a vote cast with respect to that proposal. Therefore, an abstention will effectively be a vote against each of the proposals, except for the election of directors.

What is a broker non-vote?

A “broker non-vote” occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the record holder with voting instructions on any “non-routine” matters brought to a vote at a stockholder meeting.

“Non-routine” matters include the election of directors and amendments to the Company’s Bylaws to reduce the size of the Board. As such, a broker may not vote your shares with respect to such matters without your instructions. Given the contested nature of the election, a broker does not have discretionary authority to vote on any proposals to be voted on at the meeting, whether routine or not.

If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

What vote is required to elect the Nominees?

According to the Company’s By-Laws, directors are elected by plurality of the votes cast at a meeting at which a quorum is present, meaning the eleven nominees receiving the highest number of “FOR” votes will be elected, provided however that if the size of the Board is reduced to five, then the five nominees receiving the highest number of “FOR” votes will be elected. Withhold votes will be counted as present for purposes of this vote but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

What vote is required to approve the other proposals described in this Proxy Statement?

Proposal 1, the proposal to amend the Company’s By-Laws to reduce the number of directors serving on the Board, requires the affirmative vote of a majority of the outstanding shares of Common Stock present at the 2014 Annual Meeting. Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposal.

Proposal 3, the proposal to ratify the selection by the Audit Committee of the firm of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, according to the Company’s Proxy Statement, requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

If other matters are properly brought before the 2014 Annual Meeting, the vote required will be determined in accordance with applicable law and the Company’s Certificate of Incorporation and By-Laws, as applicable.

What should I do in order to vote for the Nominees and the other proposals?

If your shares of Common Stock are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed BLUE proxy form in the postage-paid envelope provided to you by us or follow the instruction on the BLUE proxy form to vote by telephone or Internet.

If you hold your shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a BLUE proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote provided on the enclosed BLUE proxy form. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included on the enclosed BLUE proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to us, care of Advantage Proxy P.O. Box 13581, Des Moines, WA 98198, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

YOUR VOTE IS VERY IMPORTANT.    If you do not plan to attend the 2014 Annual Meeting, we encourage you to read this Proxy Statement and date, sign and return your completed BLUE proxy form provided to you by us, or follow the instructions located on your BLUE proxy form to vote by telephone or internet prior to the 2014 Annual Meeting so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the 2014 Annual Meeting in person, we recommend that you authorize a proxy to vote your shares of Common Stock in advance as described above so that your vote will be counted if you later decide not to attend the 2014 Annual Meeting. To ensure that your vote is counted, please remember to submit your vote so that it is received by us no later than 11:59 p.m. Eastern Time on May 21, 2014, the day prior to the Annual Meeting.

What does it mean if I receive more than one BLUE proxy form on or about the same time?

It generally means you hold shares registered in more than one account. In order to vote all of your shares, please sign and return each BLUE proxy form or, if you vote via the internet or telephone, vote once for each BLUE proxy form you receive.

What is the deadline for submitting proxies?

(a)  Internet: Votes submitted electronically via the Internet must be received by 11:59 p.m. Eastern Time on May 21, 2014.

(b)  Telephone: Votes submitted electronically by telephone must be received by 11:59 p.m. Eastern Time on May 21, 2014.

(c)  Mail: Votes submitted by mail via written proxy must be returned in sufficient time to be counted prior to the closing of the polls at the 2014 Annual Meeting.

(d)   In Person: All stockholders of record as of the Record Date may vote in person at the 2014 Annual Meeting.

How do I revoke a proxy?

Any Stockholder has the power to revoke a previously submitted proxy at any time before it is exercised even if you submitted a proxy card or form sent to you by the Company. If you are a registered holder of Common Stock, you may revoke a previously submitted proxy by:

•                  voting over the internet or by telephone at a later time in the manner provided on the BLUE proxy form or any other later-dated proxy;

•                  signing, dating and returning the enclosed BLUE proxy form or any other later-dated proxy in the postage-paid envelope provided;

•                  delivering a written notice of revocation to the Corporate Secretary of the Company c/o Solera National Bancorp, Inc., 319 S. Sheridan Blvd. Lakewood, Colorado 80226; or

•                  attending the 2014 Annual Meeting and voting in person.

Please note, however, that only your last-dated proxy will count—any proxy may be revoked at any time prior to its exercise at the 2014 Annual Meeting as described in this Proxy Statement. Attending the 2014 Annual Meeting alone without taking one of the actions above will not revoke your proxy.

Stockholders who hold their shares of Common Stock in “street name” with a bank, brokerage firm, dealer, trust company or other nominee will need to notify the person responsible for their account to revoke or withdraw previously given instructions. Unless revoked in the manner set forth above and subject to the foregoing, duly authorized proxies in the form enclosed will be voted at the 2014 Annual Meeting in accordance with your instructions. We request that a copy of any revocation sent to the Company or any revocation notification sent to the person responsible for a bank or brokerage account also be sent to us, care of Advantage Proxy P.O. Box 13581, Des Moines, WA 98198, so that we may be aware of any revocation of a proxy.

PLEASE DO NOT RETURN ANY WHITE PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2014 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A WHITE PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2014 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED BLUE PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR USE THE BLUE PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Who is paying for the solicitation on behalf of Quagliano?

Quagliano will pay all costs of the solicitation of proxies on behalf of himself for the 2014 Annual Meeting. Quagliano does not intend to seek reimbursement of those costs from the Company.

Whom should I call if I have any questions about the solicitation?

If you have any questions, or need assistance in voting your shares of Common Stock, please call our proxy solicitor, Advantage Proxy, toll free, at (877) 870-8565.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. QUAGLIANO URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY FORM TODAY TO VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO THE BY-LAWS TO REDUCE THE NUMBER OF DIRECTORS SERVING ON THE BOARD TO FIVE, “FOR” THE ELECTION OF OUR NOMINEES, AND “FOR” THE COMPANY’S PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF THE FIRM OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 22, 2014:
The proxy materials are available at [           ].

BACKGROUND OF THE SOLICITATION

On January 22, 2014, Quagliano publicly filed Amendment No. 1 to Schedule 13D with the SEC, in which Quagliano announced that, because the Company has failed to adequately respond to Quagliano’s recommendations and inquiries, he was considering nominating nominees for election at the 2014 Annual Meeting.

On February 20, 2014, Quagliano publicly filed Amendment No. 2 to Schedule 13D with the SEC, in which Quagliano announced that, because the Company had failed to adequately respond to Quagliano’s recommendations and inquiries, and because of the continued poor earnings performance of the Company, including as described in the Form 8-K filed by the Company with the SEC on February 3, 2014, he was likely at the 2014 Annual Meeting to nominate nominees for election and to propose an amendment to the Company’s by-laws to reduce the size of the board.

On February 21, 2014, Quagliano delivered a notice to the Company proposing to nominate the Nominees to stand for election at the 2014 Annual Meeting and identifying the Nominees. The notice also included Quagliano’s proposal to amend to reduce the number of directors serving on the Board to five.

On March 12, 2014, the Company filed a complaint in Colorado District Court sitting in Jefferson County against Quagliano and the other Nominees seeking a declaratory judgment that the Nominees cannot stand for election as directors due to the failure to provide appropriate notice to the Company in accordance with its bylaws, and that if they were elected, their election would be invalid (the “Lawsuit”).  On March 12, 2014, the Company also filed initial disclosures in the Lawsuit.

On March 24, 2014, Quagliano publicly filed Amendment No. 3 to Schedule 13D with the SEC, in which Quagliano announced that, because the Company had failed to adequately respond to Quagliano’s recommendations and inquiries, and because of the continued poor earnings performance of the Company (including as described in the Form 8-K filed by the Issuer on February 3, 2014), he had submitted notice to the Board of his intention at the 2014 Annual Meeting to nominate nominees for election to the Board and to propose an amendment to reduce the number of directors serving on the Board to five.

On March 25, 2014, the Company announced that it would be nominating eleven current directors as candidates for election at the 2014 Annual Meeting, and the Board announced its determination to not recommend the Quagliano Nominees.

On March 28, 2014, the Company dismissed the Lawsuit, without prejudice, with respect to a proposed nominee who withdrew as a nominee.

On April 3, 2014, Quagliano filed his notice of removal of the Lawsuit from Jefferson County District Court to the U.S. District Court for the District of Colorado.

On April 4, 2014, the Company filed the Company’s Preliminary Proxy Statement with the SEC.

On April 10, 2014, in accordance with the Bylaws of the Company, Quagliano delivered a supplemental notice to the Company with respect to proposing to nominate the Nominees to stand for election at the 2014 Annual Meeting and proposing to amend the Bylaws of the Company to reduce the number of directors serving on the Board to five.

On April 10, 2014, Quagliano filed an Answer, Affirmative Defenses and Jury Demand with the U.S. District Court for the District of Colorado in response to the Complaint filed against Quagliano and the Nominees.

On April 11, 2014, the U.S. District Court for the District of Colorado issued Notice for an Order Setting Scheduling Conference for July 1, 2014 for the Lawsuit.

On April 11, 2014, Quagliano and Fenton filed a joint Schedule 13D with the SEC pursuant to Rule 13d-1(k)(1) of the Exchange Act.  The Schedule 13D discloses that Fenton may oppose the election of director nominees proposed by the Company and support the election of director Nominees proposed by Quagliano.  The Schedule 13D also discloses that Fenton may support the proposed amendment to the Bylaws to reduce the number of directors to five.

On April 14, 2014, the Company filed its Motion to Remand the Lawsuit back to the Jefferson County District Court.

On April 16, 2014, Quagliano submitted a request for certain stocklist materials pursuant to Section 220 of the Delaware General Corporation Law.

On April 17, 2014, the Company filed the Company’s Proxy Statement with the SEC.

On April 18, 2014, Quagliano filed its Preliminary Proxy Statement with the SEC.

As of the date hereof, the Company and Quagliano have not had any other material contacts.

Quagliano believes that the notice he provided to the Company regarding election of the Nominees and the proposal to amend the By-Laws (the “Notice”) was proper under the Company’s By-Laws and that the Nominees may stand for election.  Quagliano does not expect that a declaratory judgment or similar order will be entered in the Lawsuit prior to the date of the 2014 Annual Meeting.  However, if prior to the date of the 2014 Annual Meeting a judgment or order is entered in the Lawsuit finding that the Notice was not proper and that the Nominees may not stand for election, then it is likely that the Nominees would not be elected, regardless of the number votes cast in their favor.  If such a judgment or order has not been entered in the Lawsuit as of the time of the 2014 Annual Meeting, then the Company will determine whether it believes the Notice was proper and whether the Nominees may stand for election.  If the Company concludes that Quagliano’s notice was not proper and that the Nominees may not stand for election (even though a judgment or order to that effect has not been entered as of the time of the 2014 Annual Meeting), then there is a risk that the Nominees would not be elected, regardless of the number votes cast in their favor.

PROPOSAL NO. 1—PROPOSAL TO AMEND THE COMPANY’S BY-LAWS TO REDUCE THE

NUMBER OF DIRECTORS SERVING ON THE BOARD TO FIVE

Quagliano proposes that the Stockholders vote to approve an amendment to the Company’s By-Laws to reduce the number of directors serving on the Board to five. The full text of the proposed amendment is attached as Annex B to this Proxy Statement. Pursuant to the Company’s Certificate of Incorporation and By-Laws, the affirmative vote of a majority of the outstanding shares of Common Stock is required to adopt the proposed amendment. Accordingly, abstentions and broker non-votes will effectively be votes against the proposal.

Quagliano believes the reduction of the size of the board will address, in part, the declining financial performance of the Company.  Quagliano believes that for a small bank, a 13 or 11 member board of directors is unwieldy and, despite its size, few of the directors have the requisite banking, business or financial experience to effectively manage the Company, address the Company’s poor financial performance, or establish strategies to create shareholder value.  Reducing the size of the board to five continues to satisfy the regulatory requirements applicable to the Company and creates a manageable and responsive board structure.

This proposed amendment to the By-Laws also authorizes the Board to increase or decrease the number of directors (to not less than five nor more than 25 directors) so that the Company may adapt in response to future events or needs of the Company.

Accordingly, we recommend that you vote “FOR” this proposal by checking the appropriate box and signing, dating and returning the enclosed BLUE proxy form.

PROPOSAL NO. 2—ELECTION OF DIRECTORS

We propose that the Stockholders elect Lars Johnson, Jackson Lounsberry, Michael D. Quagliano, Carlyle F. Griffin, Drew Quagliano and Melissa Allen as directors of the Company at the 2014 Annual Meeting. According to the Company’s Proxy Statement, the Board currently consists of 13 directors, 11 of whom are up for election at the 2014 Annual Meeting, at which time the Board will reduce the size of the Board to 11 directors.

According to the Company’s By-Laws, directors are elected by plurality of the votes cast at a meeting at which a quorum is present, meaning the 11 nominees receiving the highest number of “FOR” votes will be elected, provided however that if the size of the Board is reduced to five as requested under Proposal No. 1 above, then the five nominees receiving the highest number of “FOR” votes will be elected. Withhold votes will be counted as present for purposes of this vote but are not counted as votes cast. Broker non-votes will not be counted as present for purposes of this vote.

Our Nominees, if elected at the 2014 Annual Meeting, would hold office until the 2015 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Each of the Nominees has consented to being named as a nominee in this Proxy Statement and, if elected, to serving as a director of the Company.

Based on the information furnished by the Nominees, Quagliano believes each of the Nominees is independent within the meaning of Rule 5605(a)(2) of the Nasdaq listing standards and Quagliano has no knowledge of any facts that would prevent the determination that each of the Nominees is independent under such standards.

In addition, each of the Nominees understands that, if elected as a director of the Company, each Nominee would have an obligation to act in the best interests of the Company and the Stockholders in accordance with his or her duties as a director.

The Nominees, if elected, will constitute a majority of the directors and will alone be able to adopt resolutions or otherwise cause the Board to act.  In the event that Proposal No. 1 to reduce the size of the Board to five members is adopted by the Shareholders, the five Nominees receiving the most “FOR” votes will be the five Nominees to fill the open positions on the Board of Directors, provided that none of the other Nominees withdraws or resigns.  In the event that Proposal No. 1 to reduce the size of the Board to five members is not adopted by the Shareholders, Quagliano’s proposed slate of nominees will be a “short slate,” but the Nominees, if elected, would still constitute a majority of an 11 person board.  Quagliano will vote proxies granted to him pursuant to this proxy solicitation only in favor of his six Nominees, regardless of the size of the board or the ability for any one or more of the Nominees to sit for election to the Board.  Quagliano will only be able to vote proxies for his Nominees, and in the event that any Nominee is not eligible to sit for election, Quagliano will not be able to vote for any other person in place of such Nominee.

Information Regarding the Nominees

Information pertaining to the Nominees, including the name, age, present principal occupation, business address and business experience for the past five years and certain other information, is set forth in the question and answer section of this Proxy Statement under the section entitled “Who are the Nominees?”, which we urge you to read. This information has been furnished to Quagliano by the Nominees. Other than as disclosed in this Proxy Statement, there is no arrangement or understanding between any of the Nominees and any other person(s) pursuant to which any such Nominee was or is to be selected as a director or nominee of the Company.

Arrangements between Quagliano and the Nominees

There are no arrangements between Quagliano and any Nominee regarding any Nominee’s nomination or election to the Board of Directors, nor any arrangement between Quagliano and any Nominee with respect to such Nominee’s service on the Board, if elected.

Compensation of the Company’s Directors

The Nominees will not receive any compensation from Quagliano for serving as nominees or for serving as directors, if elected.

However, if elected they will receive whatever compensation the Board establishes from time to time for non-employee directors of the Company. The following discussion summarizes the Company’s current compensation of directors based solely on the Company’s Proxy Statement:

“Meetings of the Board of Directors are held regularly, but no less frequently than quarterly. The Company currently pays directors for their attendance at Board and committee meetings as follows:

	Chairman	Directors
Board Meetings	$800	$400
Committee Meetings	$400	$200

Board meeting fees are only paid for in-person attendance. Committee meeting fees are paid for attending telephonically or in-person. Directors are also reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties and are eligible to be granted option awards under the Company’s 2007 Stock Incentive Plan and its 2012 Long-Term Incentive Plan.”

None of the Nominees or any associate of any Nominee has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans or other compensation, from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended (“Regulation S-K”).

None of the Nominees has any position or office with the Company and no occupation or employment with which the Nominees have been involved during the past five years was carried on with the Company or any corporation or organization that is a parent, subsidiary or other affiliate of the Company. Except for Quagliano, who served on the Board from December 5, 2008 to May 21, 2009, none of the Nominees has ever served on the Board.

Interests of the Nominees

We expect that each of the Nominees, if elected, will be (i) entitled to receive compensation customarily paid by the Company to its non-employee directors; (ii) indemnified for service as a director of the Company to the same extent indemnification is provided to the current directors of the Company; and (iii) covered by the Company’s director and officer liability insurance.

The Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of compensation the Nominees will receive from the Company as a director, if elected to the Board, and as described elsewhere in this Proxy Statement.

Information as to any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2014 Annual Meeting with respect to Quagliano and the other Nominees is set forth herein. Quagliano owns beneficially, directly or indirectly, 623,970 shares of Common Stock. Mr. Griffin owns beneficially, directly or indirectly, 2,000 shares of Common Stock jointly with his spouse.  Mr. Griffin’s spouse separately owns beneficially, directly or indirectly, 15,500 shares of Common Stock and organizer warrants to purchase 15,500 shares of Common Stock. Except for such beneficial ownership or as otherwise set forth in Annex A or elsewhere herein, none of Quagliano or the other Nominees beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company. Other than as described in this Proxy Statement, none of the persons listed on Annex A of this Proxy Statement, including any Nominee, or any associate of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2014 Annual Meeting.

The Nominees have furnished the additional information with respect to themselves located on Annex A to this Proxy Statement.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF LARS JOHNSON, JACKSON LOUNSBERRY, MICHAEL D. QUAGLIANO, CARLYLE F. GRIFFIN, DREW QUAGLIANO AND MELISSA ALLEN BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE BLUE PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE BLUE PROXY FORM AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE BLUE PROXY FORM “FOR” THE ELECTION OF LARS JOHNSON, JACKSON LOUNSBERRY, MICHAEL D. QUAGLIANO, CARLYLE F. GRIFFIN, DREW QUAGLIANO AND MELISSA ALLEN.

Please do not return any WHITE proxy card you may receive from the Company or otherwise authorize a proxy to vote your shares of Common Stock for the Company’s nominees. If you have already submitted a WHITE proxy card that may have been sent to you by the Company or otherwise authorized a proxy to vote your shares of Common Stock for the Company’s nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign and return the enclosed BLUE proxy form in the postage-paid envelope provided to you by us or follow the instructions located on the BLUE proxy form to vote by telephone or Internet. Only your latest dated proxy will be counted.

PROPOSAL NO. 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS

As discussed in further detail in the Company’s Proxy Statement, the Company has proposed that the Stockholders ratify the Audit Committee’s selection of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. We do not object to the ratification of the Audit Committee’s selection of McGladrey LLP and recommend that you vote “FOR” this proposal by checking the appropriate box and signing, dating and returning the enclosed BLUE proxy form. Additional information regarding this proposal is contained in the Company’s Proxy Statement.

Ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the shares present at the 2014 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2014 Annual Meeting. Abstentions will be counted as present and will have the effect of a vote against the proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

Additional information regarding this proposal is contained in the Company’s Proxy Statement.

OTHER PROPOSALS

We do not know of any other matters to be presented for approval by the Stockholders at the 2014 Annual Meeting. If, however, other matters are properly presented, the persons named in the enclosed BLUE proxy form will vote the Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

NO APPRAISAL OR DISSENTER’S RIGHTS

Stockholders will not have rights of appraisal or similar dissenter’s rights with respect to any matters identified in this Proxy Statement to be acted upon at the 2014 Annual Meeting.

SOLICITATION OF PROXIES

Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may also be made by Quagliano and Fenton, who will not receive compensation for such solicitation. The Nominees may make solicitations of proxies, for which they will not receive compensation.

We have retained Advantage Proxy (“Advantage”) for solicitation and advisory services in connection with solicitations relating to the 2014 Annual Meeting. Advantage will receive a retainer of $10,000 applicable toward the final fee to be mutually agreed upon by Quagliano and Advantage and reimbursement of reasonable out-of-pocket expenses for its services to Quagliano in connection with the solicitation. Approximately 50 people may be employed by Advantage to solicit proxies from the Company’s stockholders for the 2014 Annual Meeting. Quagliano has agreed to indemnify Advantage in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Common Stock held as of the Record Date. Quagliano will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

The entire expense of soliciting proxies for the 2014 Annual Meeting by Quagliano or on Quagliano’s behalf is being borne by Quagliano. Quagliano will not seek reimbursement of such costs from the Company. The expenses incurred by Quagliano or on Quagliano’s behalf to date in furtherance of, or in connection with, the solicitation of proxies for the 2014 Annual Meeting is $35,000 and Quagliano anticipates that his total expenses will be approximately $75,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

CERTAIN INFORMATION REGARDING QUAGLIANO AND FENTON

Annex A hereto includes information pertaining to Quagliano and Fenton, including the name, present principal occupation or employment, business address and certain other information with respect to Quagliano and Fenton.

CERTAIN RELATIONSHIPS WITH THE COMPANY

As of the date hereof, Quagliano is the direct record and beneficial owner of 623,970 shares of Common Stock, which represents approximately 23.29% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on March 31, 2014). The date of purchase and number of shares of Common Stock purchased in the last two years is set forth in Annex A to this Proxy Statement. The shares of Common Stock owned by Quagliano were acquired by Quagliano using personal funds. As of the date hereof, Quagliano has pledged 623,970 of his shares to secure an aggregate of approximately $2,730,000 of funds borrowed by Quagliano for the acquisition of his shares and other unrelated business purposes.

As of the date hereof, Mr. Griffin is the direct record and beneficial owner of 2,000 shares of Common Stock, which he owns jointly with his spouse, which represents approximately 0.07% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on March 31, 2014). Mr. Griffin’s spouse separately owns beneficially, directly or indirectly, 15,500 shares of Common Stock and organizer warrants to purchase 15,500 shares of Common Stock. The shares of Common Stock owned by Mr. Griffin were acquired by Mr. Griffin using personal funds. As of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock held by Mr. Griffin is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Common Stock.

As of the date hereof, Fenton is the direct record and beneficial owner of 70,375 shares of Common Stock, of which 69,375 shares are owned directly and jointly by Fenton and his spouse and 1,000 shares are held for the benefit of the children of Fenton.  As of the date hereof, Fenton also held of record or beneficially owned, organizer warrants to purchase 16,181 shares of Common Stock at a price of $10.00 per share; and stock options to purchase 94,502 shares of Common Stock, 71,502 of which can be exercised at a price of $ 10.00 per share, 8,000 of which can be exercised at a price of $7.10 per share, 5,000 of which can be exercised at a price of $4.47 per share; and 10,000 of which can be exercised at a price of $5.36 per share. Presuming exercise of Fenton’s options and warrants exercisable within 60 days of the Record Date, Fenton’s interests represent approximately 6.49% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on March 31, 2014).  In the past two years, Fenton purchased 42,375 shares of Common Stock, as further described in Annex A.  Fenton used his own assets to purchase the shares of Common Stock owned by him.  As of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock held by Fenton is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Common Stock.

Other than as disclosed on Annex A, Quagliano, Fenton and the other Nominees have not effected any transaction in securities of the Company in the past two years.

Other than as set forth in this Proxy Statement or on Annex A hereto, after reasonable inquiry, none of Quagliano, Fenton or the other Nominees, nor any of their respective associates, is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Proxy Statement or on Annex A hereto, after reasonable inquiry, none of Quagliano, Fenton or the other Nominees, nor any of their respective associates, (i) beneficially owns, directly or indirectly, or has the right to acquire, any securities of the Company or has effected any transaction in securities of the Company during the past two years; (ii) beneficially owns, directly or indirectly, or has the right to acquire, any securities of any parent or subsidiary of the Company or has effected any transaction in securities of any parent or subsidiary of the Company during the past two years; or (iii) owns any securities of the Company of record but not beneficially.

Other than as set forth in this Proxy Statement or on Annex A hereto, (i) there have been no contracts, negotiations or transactions within the past two years, between Quagliano, Fenton or the other Nominees, nor any of their respective associates, concerning any merger, consolidation, acquisition, tender offer, election of the Company’s directors or the sale of a material amount of the Company’s assets; (ii) none of Quagliano, Fenton or the other Nominees, nor any of their respective associates, have any other present or proposed material agreement, arrangement, understanding or relationship (with respect to any future employment, future transaction or otherwise) with the Company or any of its executive officers, directors, controlling persons, affiliates or subsidiaries; and (iii) none of Quagliano, Fenton or the other Nominees, nor any of their respective associates or majority-owned subsidiaries or immediate family members (as applicable, and as such term is described in Item 404(a) of Regulation S-K), has had or will have a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year or any currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000.

Quagliano has been the recipient of a loan or loans from a subsidiary of the Company.  Quagliano believes that such loan or loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.  Such loan or loans have been paid by Quagliano in full.  Mr. Griffin and his spouse have been the recipient of a loan or loans from a subsidiary of the Company.  Such loan or loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.  Such loan or loans have been paid by Mr. Griffin and his spouse in full.  Fenton has a $2,000 overdraft line of credit with the Company.  There is no outstanding balance as of the date of this proxy.

Other than as set forth in this Proxy Statement or on Annex A hereto, there are no material proceedings to which any Nominee or any associate of any such Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Ms. Quagliano is the daughter of Quagliano, and Ms. Allen is the fiancée of Quagliano.  Other than as set forth in this Proxy Statement or Annex A hereto, there are no other family relationships (as such term is defined in Item 401(d) of Regulation S-K) between any of the Nominees or between any of the Nominees and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

None of the Nominees is a current or former officer of the Company and none of the Nominees was an employee of the Company during fiscal year 2013. During fiscal year 2013, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity of which any Nominee was an executive officer.

Please refer to the Company’s Proxy Statement and annual report for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of the Company held by the Company’s directors, nominees, management and 5% stockholders, certain biographical information on the Company’s directors and executive officers, information concerning all matters requiring the approval of stockholders, including the election of directors, information concerning executive compensation, information concerning the Company’s procedures for nominating directors, information concerning the committees of the Company’s Board, other information concerning the Company’s Board and procedures for submitting proposals for inclusion in the Company’s Proxy Statement at the next annual meeting and information on how to obtain directions to be able to attend the 2014 Annual Meeting and vote in person. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders must be received by the Company for inclusion in the Company’s Proxy Statement and form of proxy for that meeting is also contained in the Company’s Proxy Statement. This information is contained in the Company’s public filings and the Company Stockholders should refer to the Company’s Proxy Statement and its other public filings in order to review this disclosure.

CERTAIN ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Quagliano will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Advantage Proxy, at the following address or phone number: P.O. Box 13581, Des Moines, WA 98198, or call toll free at (877) 870-8565. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s Proxy Statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Nominees or Quagliano is given only to the knowledge of Quagliano.

This Proxy Statement is dated [                ] [    ], 2014. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to Stockholders shall not create any implication to the contrary.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. QUAGLIANO URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY FORM TODAY TO VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO THE BY-LAWS TO REDUCE THE NUMBER OF DIRECTORS SERVING ON THE BOARD TO FIVE, “FOR” THE ELECTION OF OUR NOMINEES, AND “FOR” THE COMPANY’S PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF THE FIRM OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

[ ] [ ], 2014

Thank you for your support.

MICHAEL D. QUAGLIANO

[Remainder of page intentionally left blank]

ANNEX A

INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

Quagliano, Fenton and the Nominees comprise the “participants” in the solicitation of proxies from Stockholders to vote in favor of the election of the Nominees to serve as directors on the Company’s Board, to vote in favor of Quagliano’s proposal to approve an amendment to the Company’s By-Laws to reduce the number of directors serving on the Board to five and to vote in favor of the Company’s proposal to ratify the selection by the audit committee of the firm of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, in each case as described further in this Proxy Statement. Information regarding the participants in the solicitation is set forth below. The terms “associate,” “affiliate” and “participant” used in connection with the statements in this Annex A have the meaning ascribed to them in the Exchange Act.

Except as described herein, none of Quagliano, Fenton or any of the Nominees beneficially own any securities of the Company or have any personal ownership interest, direct or indirect, in any securities of the Company. Set forth in this Annex A are transactions in the Company’s securities effected by the participants hereto within the past two years.

As of the date hereof, Quagliano is the direct record and beneficial owner of 623,970 shares of Common Stock, which represents approximately 23.29% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on March 31, 2014). The date of purchase and number of shares of Common Stock purchased in the last two years is set forth in Annex A to this Proxy Statement. Quagliano used his own assets to purchase the shares of Common Stock owned by him. As of the date hereof, Quagliano has pledged 623,970 of his Shares to secure an aggregate of approximately $2,730,000 of funds borrowed by Quagliano for the acquisition of the Shares and other unrelated business purposes.

As of the date hereof, Mr. Griffin is the direct record and beneficial owner of 2,000 shares of Common Stock, which he owns jointly with his spouse, which represents approximately 0.07% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on March 31, 2014). Mr. Griffin’s spouse, Ms. Christine Johnson, whose address is 13905 N. Riverbluff Lane, Spokane, WA  99208, separately owns beneficially, directly or indirectly, 15,500 shares of Common Stock and organizer warrants to purchase 15,500 shares of Common Stock. None of Mr. Griffin’s shares of Common Stock were purchased in the last two years. Mr. Griffin used his own assets to purchase the shares of Common Stock owned by him.  As of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock held by Mr. Griffin is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Common Stock.

As of the date hereof, Fenton is the direct record and beneficial owner of 70,375 shares of Common Stock, of which 69,375 shares are owned directly and jointly by Fenton and his spouse and 1,000 shares are held for the benefit of the children of Fenton.  As of the date hereof, Fenton also held of record or beneficially owned, organizer warrants to purchase 16,181 shares of Common Stock at a price of $10.00 per share; and stock options to purchase 94,502 shares of Common Stock, 71,502 of which can be exercised at a price of $ 10.00 per share, 8,000 of which can be exercised at a price of $7.10 per share, 5,000 of which can be exercised at a price of $4.47 per share; and 10,000 of which can be exercised at a price of $5.36 per share. Presuming exercise of Fenton’s options and warrants exercisable within 60 days of the Record Date, Fenton’s interests represent approximately 6.49% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company’s Proxy Statement regarding the number of issued and outstanding shares of Common Stock on March 31, 2014).  In the past two years, Fenton purchased 42,375 shares of Common Stock, as further described in this Annex A.   Fenton used his own assets to purchase the shares of Common Stock owned by him.  As of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock held by Fenton is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Common Stock.

During the past ten years, none of Quagliano, Fenton or any of the Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Except as described herein or in the Proxy Statement, none of Quagliano, Fenton or any of the Nominees is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

Quagliano has been the recipient of a loan or loans from a subsidiary of the Company.  Quagliano believes that such loan or loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.  Such loan or loans have been paid by Quagliano in full.  Mr. Griffin and his spouse have been the recipient of a loan or loans from a subsidiary of the Company.  Such loan or loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.  Such loan or loans have been paid by Mr. Griffin and his spouse in full.

Except as described herein or in the Proxy Statement, none of Quagliano, Fenton or any of the Nominees is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

None of the Nominees has been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K.

PERSONS MAKING THE SOLICITATION:

The name, principal business address and the principal occupation or employment of Quagliano is as follows: Michael D. Quagliano is a United States citizen and his principal business address is 3520 Broadway, Quincy, Illinois 62301. Quagliano’s principal business is as owner and operator of restaurant franchises and commercial properties.  See additional information regarding Quagliano in this Proxy Statement and Annex A.

The name, principal business address and the principal occupation or employment of Fenton is as follows: Robert J. Fenton is a United States citizen and his principal business address is 876 Wolverine Ct., Castle Rock, Colorado 80108. Fenton is currently unemployed.  See additional information regarding Fenton in this Proxy Statement and Annex A.

Fenton was employed by the Company from September 2007 until his termination by the Company on March 21, 2014, serving most recently as the Company’s Executive Vice President, Chief Financial Officer and Secretary.  Fenton served as a director of the Issuer from January 2006 to December 2006. Other than as a stockholder of the Company and as a former officer of the Company as described herein, Fenton does not have any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2014 Annual Meeting.

The Company had an employment agreement with Fenton regarding his employment as Executive Vice President, Chief Financial Officer and Secretary of the Company and Chief Financial Officer and Chief Operating Officer of Solera National Bank. The agreement commenced on September 10, 2010. Under the terms of the agreement, Fenton received a base salary of $165,000 per year, subject to a reasonable increase determined by the Compensation Committee. During 2013, Fenton’s base salary was $175,000. Fenton participated in the Company’s stock incentive plans. Fenton also received other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, Solera National Bank provided Fenton with term life insurance coverage of two times his annual salary. Effective March 21, 2014, Solera National Bank terminated Fenton’s employment agreement for no reason.  As such, Fenton is entitled to receive a severance payment in an amount of $87,500 in accordance with the Separation Agreement executed between the Company and Fenton.

Neither Fenton nor his associates have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

TRANSACTIONS IN THE SECURITIES OF THE COMPANY:

Other than as set forth in this Annex A or elsewhere in this Proxy Statement, none of Quagliano, Fenton or any of the Nominees is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

Other than as set forth in this Annex A or elsewhere in this Proxy Statement, none of Quagliano, Fenton or any of the Nominees has effected any transactions in any securities of the Company in the last two years.

Transactions by Quagliano in Last Two Years

Common Stock

Security Description	Trade Date	Buy/Sell	Trade Quantity
SLRK	09/10/12	B	3,000
SLRK	10/22/12	B	2,700
SLRK	12/13/12	B	25,600
SLRK	12/14/12	B	10,000
SLRK	12/19/12	B	15,000
SLRK	12/24/12	B	5,100
SLRK	03/25/13	B	1,300
SLRK	03/28/13	B	32,500
SLRK	05/08/13	B	2,500
SLRK	05/10/13	B	3,000
SLRK	05/20/13	B	2,500
SLRK	05/31/13	B	5,200
SLRK	05/31/13	B	35,560
SLRK	06/07/13	B	1,500
SLRK	07/15/13	B	4,000
SLRK	07/23/13	B	55,000
SLRK	07/24/13	B	4,000
SLRK	08/30/13	B	6,000
SLRK	09/04/13	B	2,844
SLRK	10/11/13	B	1,300
SLRK	02/11/14	B	2,500
SLRK	02/13/14	B	7,896
SLRK	02/21/14	B	7,500
SLRK	02/25/14	B	1,000
SLRK	03/18/14	B	19,500

Transactions by Fenton in Last Two Years

Common Stock

Security Description	Trade Date	Buy/Sell	Trade Quantity
SLRK	08/02/12	B	1,500
SLRK	12/14/12	B	5,000
SLRK	05/08/13	B	6,000
SLRK	05/17/13	B	2,500
SLRK	06/12/13	B	2,375
SLRK	02/28/14	B	7,500	(1)
SLRK	02/28/14	B	2,500	(1)
SLRK	03/26/14	B	5,000	(1)
SLRK	03/26/14	B	2,500	(1)
SLRK	03/26/14	B	7,500	(1)

(1)Purchase was made by Fenton through the exercise of options.

ANNEX B

PROPOSED AMENDMENT TO THE BY-LAWS

Proposed Amendment to the By-Laws

Article III—Directors

Section 2. Number of Directors.    The number of directors of the corporation shall be five (5).  The board of directors may increase or decrease the number of directors of the corporation from time to time, but in no event shall the number of directors of the corporation be greater than twenty-five (25) or less than five (5).  Whenever the number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of the term and until their successors are chosen and qualified.  Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.

B-1

PRELIMINARY COPY—SUBJECT TO COMPLETION DATED APRIL 18, 2014

PLEASE VOTE TODAY!

TO SUBMIT A PROXY, PLEASE DETACH PROXY FORM HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE BLUE PROXY FORM TO VOTE BY TELEPHONE OR INTERNET

BLUE PROXY

PROXY FOR 2014 ANNUAL MEETING OF STOCKHOLDERS OF

SOLERA NATIONAL BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF MICHAEL D. QUAGLIANO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF SOLERA NATIONAL BANCORP, INC.

The undersigned stockholder of Solera National Bancorp, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Michael D. Quagliano as proxy, with full power of substitution, and hereby authorizes him to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of the Company registered in the name of the undersigned, as of March 31, 2014, at the 2014 Annual Meeting of Stockholders to be held on Thursday, May 22, 2014, at 10:00 a.m., local time, in a room that you will be directed to by signs upon arrival, at Pinehurst Country Club, 6255 West Quincy Avenue, Denver, Colorado 80235, and at any and all adjournments or postponements thereof. Receipt of the Notice of 2014 Annual Meeting and Proxy Statement is hereby acknowledged.

If shares of Solera National Bancorp, Inc. Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attached to such shares (any of such Plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Solera National Bancorp, Inc. Common Stock in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at the 2014 Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting and on which Stockholders are entitled to vote.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO THE BY-LAWS TO REDUCE THE NUMBER OF DIRECTORS SERVING ON THE BOARD TO FIVE; “FOR” THE ELECTION OF MESSRS. JOHNSON, LOUNSBERRY, QUAGLIANO AND GRIFFIN AND MSES. QUAGLIANO AND ALLEN; “FOR” THE COMPANY’S PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF THE FIRM OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014; AND IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE 2014 ANNUAL MEETING.

This proxy revokes all prior proxies given by the undersigned with respect to the 2014 Annual Meeting.

YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE YOUR PROXY TODAY!

(continued and to be signed and dated on reverse side)

FORM OF PROXY

PROXY SOLICITED BY MICHAEL D. QUAGLINO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF SOLERA NATIONAL BANCORP, INC..

2014 Annual Meeting of Stockholders of Solera National Bancorp, Inc.

to Be Held on May 22, 2014

YOUR VOTE IS IMPORTANT!

Please take a moment now to authorize a proxy to vote your shares of common stock of Solera National Bancorp, Inc. for the upcoming 2014 Annual Meeting of Stockholders

YOU CAN VOTE TODAY IN ONE OF THREE WAYS

1.  Vote by Telephone—Call toll-free at [                  ] on a touch-tone telephone up until 11:59 p.m. Eastern Time on May 21, 2014, the day prior to the Annual Meeting. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

2.  Vote by Internet—Please access [                    ], and follow the simple instructions provided. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week up until 11:59 p.m. Eastern Time on May 21, 2014, the day prior to the Annual Meeting. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card or form.

3.  Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy form in the envelope provided, or mail to: Advantage Proxy P.O. Box 13581, Des Moines, WA 98198.

TO SUBMIT A PROXY, PLEASE DETACH PROXY FORM HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE BLUE PROXY FORM TO VOTE BY TELEPHONE OR INTERNET.

Please mark your votes as indicated in this example using dark ink only. ☒

BLUE PROXY FORM

MICHAEL D. QUAGLIANO RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 BELOW:

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the Company’s By-Laws to reduce the number of directors serving on the Board to five.	☐	☐	☐

MICHAEL D. QUAGLIANO RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE DIRECTORS SET FORTH BELOW BY MARKING THE “FOR” BOX FOR EACH NOMINEE:

	FOR	WITHHOLD
2. Election of Directors
Nominees:
(01) Lars Johnson	☐	☐
(02) Jackson Lounsberry	☐	☐
(03) Michael D. Quagliano	☐	☐
(04) Carlyle F. Griffin	☐	☐
(05) Drew Quagliano	☐	☐
(06) Melissa Allen	☐	☐

QUAGLIANO INTENDS TO USE THIS PROXY TO VOTE “FOR” LARS JOHNSON, JACKSON LOUNSBERRY, MICHAEL D. QUAGLIANO, CARLYLE F. GRIFFIN, DREW QUAGLIANO AND MELISSA ALLEN.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “WITHHOLD” BOX FOR THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT.

MICHAEL D. QUAGLIANO RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3 BELOW:

		FOR	AGAINST	ABSTAIN
3.	To ratify the selection by the audit committee of the firm of McGladrey LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

Other Matters: To vote in their discretion on all other matters as may properly come before the 2014 Annual Meeting and on which the Stockholders are entitled to vote.

THIS PROXY FORM IS VALID ONLY WHEN SIGNED

Dated:

Signature of Stockholder

Signature of Stockholder (if held jointly)

Name and Title of Representative (if applicable)

Please sign exactly as your name appears on this proxy. If shares of Common Stock are held by joint tenants, both holders should sign. When signing as executor, administrator, attorney, trustee, guardian or other representative, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by an authorized officer. If signing on behalf of a partnership, please sign in full partnership name by an authorized person.